                                 PROMISSORY NOTE

$140,000.00                                                 December 23, 1999

FOR VALUE RECEIVED, the undersigned, Telecom Wireless Corporation promises to pay to the order of Leonard Gorelick at 8375 Eagle Ridge Drive, Cincinnati, OH 45243 as defined in the schedule below:

Date of re-payment,           Principal             Interest            Free trading shares of the common stock of
-------------------           ---------             --------            ------------------------------------------
On or before                                                            Telecom Wireless
------------                                                            --------------------------------------------
April 21, 2000                $140,000.00           *                   7,500 shares

May 21, 2000                  $140,000.00           *                   15,000 shares

June 20, 2000                 zero                  zero                50,000 shares or a number of shares with a
                                                                        bid price totaling $262,500.00 (two
                                                                        hundred sixty two thousand five hundred
                                                                        dollars) whichever is greater.

* Interest due will be calculated at a rate of 10% per annum on a prorated basis at the time of payment.

All or any part of the aforesaid principal sum may be prepaid at any time and from time to time without penalty. The amount of shares due shall be determined by the date of payment and will not be pro-rated.

In the event of any default by the undersigned, Telecom Wireless shall be responsible for any and all costs associated with enforcing the terms of this agreement.

The maker and all other persons who may become liable for the payment hereof severally waive demand, presentment, protest, notice of dishonor or nonpayment, notice of protest, and any and all lack of diligence or delays in collection which may occur, and expressly consent and agree to each and any extension or postponement of time of payment hereof from time to time at or after maturity or other indulgence and waive all notice thereof.

This note is made and executed under, and is in all respects governed by, the laws of the State of Ohio.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.

BORROWER:  Telecom Wireless Corporation

By:    /s/ James C. Roberts
       ----------------------------------------
       Dr. James C. Roberts, Chairman/CEO


LENDER:    Leonard Gorelick


By:    /s/ Leonard R. Gorelick
       ----------------------------------------
       Leonard Gorelick